Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 8, 2017                    /s/ Jeffrey W. Basch
Jeffrey W. Basch
Vice President and Chief Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 8, 2017                /s/ Susan Particia Griffith
Susan Patricia Griffith
President, Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 11, 2017                    /s/ John P. Sauerland
John P. Sauerland
Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Charles A. Davis
Charles A. Davis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Roger N. Farah
Roger N. Farah
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Lawton W. Fitt
Lawton W. Fitt
Lead Independent Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Glenn M. Renwick
Glenn M. Renwick
Director and Executive Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Jeffrey D. Kelly
Jeffrey D. Kelly
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Patrick H. Nettles
Patrick H. Nettles
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Bradley T. Sheares
Bradley T. Sheares
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, John P. Sauerland, Jeffrey W. Basch, Daniel P. Mascaro, David M. Coffey, Laurie F. Humphrey and Andrew J. Kane, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to one or more Registration Statement(s) on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”), Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive Corporation 2017 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to any such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date:    May 12, 2017                    /s/ Barbara R. Snyder
Barbara R. Snyder
Director